CONSOLIDATED STATEMENTS OF CONDITION (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Assets
Securities held to maturity, net of allowance for credit losses	$ 2	$ 0
Securities held to maturity, fair value	$ 7,390	$ 8,460
Shareholders' Equity
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, shares authorized (in shares)	10,000,000	10,000,000
Common stock, shares issued (in shares)	5,470,453	5,465,707
Treasury stock, shares (in shares)	697,321	693,933